UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2003

333-63768
(Commission File Number)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
OPERATING PARTNERSHIP, L.P.	FINANCE CORP
(Exact name of registrant as	(Exact name of registrant as
specified in its charter)	specified in its charter)

75-2648837	52-2321015
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
FINANCE CORP II	FINANCE CORP III
(Exact name of registrant as	(Exact name of registrant as
specified in its charter)	specified in its charter)

73-1658708	46-0467463
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

DELAWARE
(State or other jurisdiction of incorporation)

4501 NORTH FAIRFAX DRIVE
ARLINGTON, VIRGINIA 22203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On September 22, 2003, MeriStar Hospitality Corporation issued a press release announcing that it had issued approximately 2.79 million shares of its common stock in exchange for $18.0 million face amount of its 8 3/4 % senior subordinated notes due 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description

99.1	Press Release, dated as of September 22, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
MERISTAR HOSPITALITY FINANCE CORP.
MERISTAR HOSPITALITY FINANCE CORP. II
MERISTAR HOSPITALITY FINANCE CORP. III

By:	MERISTAR HOSPITALITY CORPORATION,
ITS GENERAL PARTNER

By:	/s/ Jerome J. Kraisinger

Jerome J. Kraisinger
Executive Vice President, Secretary and General Counsel

Date: September 22, 2003